UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

CORVEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-19291	33-0282651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5128 Apache Plume Road, Suite 400, Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(949) 851-1473

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CRVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CorVel Corporation (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) on August 1, 2024. The Company had 17,164,306 shares of common stock outstanding on June 7, 2024, the record date for the Annual Meeting. At the Annual Meeting, 16,481,348 shares of common stock were present or represented by proxy, which represented 96% of the voting power of all the shares of common stock of the Company as of the record date.

Set forth below are the voting results for the two proposals considered and voted upon by stockholders at the Annual Meeting, each of which are described in more detail in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on June 21, 2024.

1.	To elect the six directors named in the Proxy Statement, each to serve until the 2025 annual meeting of stockholders or until his or her successor has been duly elected and qualified:

Name of Director	For	Withheld	Broker Non-Votes
V. Gordon Clemons	15,827,750	295,644	357,954
Joanna C. Burkey	16,069,447	53,947	357,954
Steven J. Hamerslag	13,941,366	2,182,028	357,954
Alan R. Hoops	15,516,392	607,002	357,954
R. Judd Jessup	13,037,361	3,086,033	357,954
Jeffrey J. Michael	13,752,652	2,370,742	357,954

2.	To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025:

For	Against	Abstain	Broker Non-Votes
16,427,161	46,396	7,791	—

Based on the foregoing votes, the six directors named in the Proxy Statement were elected to serve as directors of the Company, and the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025 was duly ratified.

No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION

Dated: August 6, 2024	By:	/s/ Brandon T. O’Brien
Brandon T. O’Brien
Chief Financial Officer